Exhibit 99.4


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Basic Earth Science Systems, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2002 to be filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David Flake, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ David J. Flake                             February 12, 2003
-----------------------------                  ---------------------------------
David J. Flake,
Chief Financial Officer






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